Exhibit 10.1(a)
                            SIXTH AMENDMENT TO LEASE

THIS SIXTH AMENDMENT TO LEASE ("Amendment") is made on this day of 21st day of July, 1997, by and between BALA PLAZA, INC., a Delaware corporation ("Landlord") and THE JUDGE GROUP, INC., a Pennsylvania corporation formerly known as Judge, Inc. ("Tenant").

                                   BACKGROUND

A. The Prudential Insurance Company of America ("Prudential") and Tenant entered into a certain Lease, dated January 21, 1994 (the "Original Lease"), pursuant to which Prudential leased to Tenant approximately 12,493 rentable square feet of space on the eighth floor (the "Premises") of the building known as Two Bala Plaza ("Building") and upon lands located in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property"). The Premises are more fully described in the Lease. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Lease.

B. Prudential and Judge entered into a certain First Amendment of Lease, dated as of September 7, 1994 ("First Amendment") pursuant to which Prudential and Judge amended the Original Lease to, among other things, (i) add to the Premises approximately 765 rentable square feet of space on the eighth floor of the Building, as such space is more fully described in the First Amendment ("First Amendment Additional Space"), and (ii) adjust the Base Rent and additional rent payable by Tenant.

C. Prudential and Judge entered into a certain Second Amendment of Lease, dated as of November 7, 1994 ("Second Amendment") pursuant to which Prudential and Judge further amended the Original Lease to, among other things, confirm the commencement and expiration dates of the term of the Original Lease as being July 1, 1994 and June 30, 2000, respectively.

D. Prudential and Judge entered into a certain Third Amendment of Lease, dated as of May 2, 1995 ("Third Amendment") pursuant to which Prudential and Judge further amended the Original Lease to, among other things, confirm March 27, 1995 as being the date that the First Amendment Additional Space was added to the Premises.

E. Prudential and Judge entered into a certain Fourth Amendment of Lease, dated as of July 31, 1995 ("Fourth Amendment") pursuant to which Prudential and Judge further amended the Original Lease to, among other things, (i) add to the Premises approximately 9,635 rentable square feet of space on the fourth floor of the Building, as such space is more fully described in the Fourth Amendment,
(ii) adjust the Base Rent and additional rent payable by Tenant, and (iii) provide Tenant with a right of first offer to lease approximately 1,708 rentable square feet of space on the fourth floor of the Building, as such space is more fully described in the Fourth Amendment (the "Fourth Amendment First Offer Space").

F. Prudential and Judge entered into a certain Fifth Amendment of Lease, dated as of March 4, 1996 ("Fifth Amendment") pursuant to which Prudential and Judge further amended the Original Lease to, among other things, (i) add to the Premises the Fourth Amendment First Offer Space, and (ii) adjust the Base Rent and additional rent payable by Tenant.

G. The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, is referred to herein as the "Lease".

H. Landlord heretofore succeeded to the night, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Lease was assigned to Landlord.

I. Subject to the conditions set forth in this Amendment, Landlord and Tenant desire to further amend the Lease to, among other things, (i) extend the term of the Lease through and including October 31, 2002, (ii) expand the Premises by adding thereto approximately 7,744 rentable square feet of space located on the fourth floor of the Building, shown outlined and hatched in black on the floor plan attached hereto as Exhibit A (the "Additional Space"), (iii) provide for the performance by Landlord of certain improvements to the Additional Space,
(iv) adjust the annual Base Rent and additional rent payable by Tenant, and (v) modify Tenant's option to renew the term of the Lease.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Extension of Term. The term of the Lease is hereby extended by a period of two years and four months, commencing on July 1, 2000 and expiring on October 31, 2002. All provisions of the Lease, as amended hereby and except as otherwise expressly set forth herein, shall apply to such extended term. Except for the improvements to be made by Landlord to the Additional Space pursuant to
Section 4 of this Amendment, Tenant accepts the Premises (including the Additional Space) for such extended term in their "AS IS" condition as of the date of this Amendment. Tenant acknowledges that neither Landlord, nor Landlord's agents, representatives, employees, servants or attorneys have made any representations or promises, whether express or implied, concerning the condition of the Premises (including the Additional Space), and agrees that, except for the improvements to be made by Landlord to the Additional Space pursuant to Section 4 of this Amendment, Landlord shall have no obligation to make any alterations or improvements to the Premises (including the Additional Space) for or during such extended term.

          2. Demise of Additional Space. Landlord hereby leases, demises and lets unto Tenant the Additional Space, and Tenant hereby takes and hires the Additional Space from Landlord, for the period commencing on the later date ("Additional Space Commencement Date") to occur of (a) November 1, 1997 or (b) the date that the improvements to the Additional Space to be made by Landlord pursuant to Section 4 of this Amendment are Substantially Completed (defined below), and terminating on October 31, 2002, being the scheduled expiration date of the term of the Lease. As used herein, the term "Substantially Completed" shall mean that state of completion which will enable Tenant to reasonably utilize the Additional Space for the conduct of its ordinary business, even though certain work remains to be completed by Landlord, without unreasonable interruption or disruption of Tenant's business. The date that improvements to the Additional Space to be made by Landlord pursuant to Section 4 of this Amendment are Substantially Completed shall be certified in writing to Tenant and Landlord by Landlord's architect.

          Landlord and Tenant agree to execute a confirmation of the Additional Space Commencement Date, substantially in the form of Exhibit B hereto, within thirty (30) days after the occurrence of such date.

          Landlord and Tenant agree that effective on the Additional Space Commencement Date, the Additional Space shall be (i) added to the Premises, which shall comprise an aggregate of approximately 32,345 rentable square feet, and (ii) governed by all of the provisions of the Lease, as amended hereby.

          3. Adjustment of Annual Base Rent, Additional Rent and Security
Deposit.

                   (a) Effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay Landlord annual Base Rent and monthly installments thereof for the Additional Space as follows:


                                              Annual            Monthly            Base Rent
                   Period                     Base Rent         Base Rent          Per RSF
                   ------                     ---------         ---------          -------
                   Additional Space
                      Commencement Date
                      to 10/31/99             $193,600.00       $16,133.33         $25.00
                   11/01/99 to 10/31/02       $201,344.00       $16,778.67         $26.00

                   Accordingly, effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay Landlord annual Base Rent and monthly installments thereof for the entire Premises (including the Additional Space) as follows:

                                              Annual            Monthly
                   Period                     Base Rent         Base Rent
                   ------                     ---------         ---------
                   Additional Space
                      Commencement Date
                      to 06/30/98             $738,238.00       $61,519.83
                   07/01/98 to 10/31/99       $739,946.00       $61,622.17
                   11/01/99 to 06/30/00       $747,690.00       $62,307.50
                   07/01/00 to 10/31/02       $816,369.00       $68,030.75

                   (b) Effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay to Landlord additional rent with respect to the Additional Space, including without limitation additional rent under Article 5 of the Lease. For the purpose, (i) effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease, the Base Year under paragraph 5(c)(i) of the Lease, with respect to the Additional Space only, shall be 1997 (the Base Year under paragraph 5(c)(i) of the Lease with respect to the balance of the Premises shall remain the 1994 calendar year through the expiration date of the term of the Lease), and (ii) Tenant's Percentage under paragraph 5(c)(iii) shall be increased from 9.5298% to 12.5296% effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease. Effective on the Additional Space Commencement Date, with respect to the Additional Space only, clause (2) of paragraph 5(c) of the Lease is hereby amended and restated as follows: "(2) Any increase in Operation and Maintenance Costs for each Comparison Year over the Operation and Maintenance Costs for the Base Year, excluding any non-recurring Operation and Maintenance Costs for the Base Year."

                   (c) On or before the Additional Space Commencement Date, Tenant shall pay to Landlord $16,778.67 to be held as collateral security in accordance with the provisions of paragraph 4(d) of the Lease. Upon Landlord's receipt of such payment, Landlord will be holding an aggregate of $75,779.92 as collateral security under paragraph 4(d) of the Lease (as of the date of this Amendment Landlord is holding $59,001.25 as collateral security under paragraph 4(d) of the Lease).

                   Notwithstanding any provisions of this Amendment to the contrary, if the improvements to the Additional Space to be made by Landlord pursuant to Section 4 of this Amendment are not Substantially Completed by November 1, 1997 because of any action by Tenant including, but not limited to, the failure by Tenant to deliver Tenant's Drawings (defined in Section 4 hereof) to Landlord on or before August 15, 1997, Tenant's obligation to pay annual Base Rent and additional rent (including, without limitation, additional rent under Article 5 of the Lease) with respect to the Additional Space (as detailed in this Section 3) shall begin to accrue on November 1, 1997 as if the delay had not occurred.

          4. Improvement of Additional Space. At Landlord's expense, up to a maximum of $154,880.00 ("Landlord's Additional Space Improvement Allowance"), Landlord shall construct and improve the Additional Space in Landlord's Building standard manner and materials, in accordance with (i) Tenant's interior design drawings ("Tenant's Drawings"), (ii) final plans and specifications for such construction and improvement, to be prepared by Space Design, Inc. (the "Plans and Specifications"), and (iii) mechanical and engineering drawings to be prepared based upon the Plans and Specifications, and at Landlord's expense (as part of Landlord's Additional Space Improvement Allowance) and shall be submitted to Landlord on or before August 15, 1997, time being of the essence. Landlord's Additional Space Improvement Allowance shall cover all design and construction costs and fees, including a 1.25% construction management fee and the costs of Tenant's Drawings, the Plans and Specifications and the


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


mechanical and engineering drawings, labor and materials, construction permits and reasonable overhead (collectively "Improvement Costs").

          If the Improvement Costs of the design and construction of the Additional Space exceeds Landlord's Additional Space Improvement Allowance, then Tenant shall pay Landlord the entire amount of the excess, in lump sum, within ten (10) days after Landlord's billing therefor, together with an itemization of the Improvement Costs.

          If the Improvement Costs of the design and construction of the Additional Space are less than Landlord's Additional Space Improvement Allowance, then Tenant shall receive a credit in the amount of the difference to be applied solely toward the cost and expense of future improvements to the Premises, including the Additional Space, completed prior to October 31, 2002. Any such improvements shall be performed by Landlord in Landlord's Building standard manner and materials and in accordance with Tenant's interior design drawings, final plans and specifications for such construction and improvement, to be prepared by Landlord's architect, and mechanical and engineering drawings to be prepared based upon such interior design drawings and final plans and specifications. Tenant's credit under this paragraph shall be applied toward the payment of all design and construction costs and fees, including a 1.25% construction management fee and the costs of such interior design drawings, final plans and specifications and mechanical and engineering drawings, labor and materials, construction pernits and reasonable overhead. If the total of such costs, fees and expenses exceeds Tenant's credit under this paragraph, then Tenant shall pay Landlord the entire amount of the excess, in lump sum, within ten (10) days after Landlord's billing therefor, together with an itemization of such costs, fees and expenses. If by October 31, 2002 Tenant's credit under this paragraph (if any) has not been fully applied, then such credit shall expire automatically on that date, even if the term of the Lease is extended pursuant to Article 47 of the Lease or otherwise, and Tenant shall not be entitled to receive any cash or other consideration from Landlord on account of the unapplied credit.

          Except for the improvements to the Additional Space to be made by Landlord pursuant to this Section 4, Tenant accepts the Additional Space in their "AS IS" condition as of the date of this Amendment. Tenant acknowledges that neither Landlord, nor Landlord's agents, representatives, employees, servants or attorneys have made any representations or promises, whether express or implied, concerning the condition of the Additional Space, and agrees that, except for the improvements to be made by Landlord pursuant to this Section 4, Landlord shall have no obligation to make any alterations or improvements to the Additional Space for or during the remainder of the term of the Lease.

          5. Conditions to Effectiveness. The Additional Space is currently leased by


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



Landlord to Courtland Health Care, Inc. and Health Data, Inc. (Collectively, the "Current Tenant") under a lease (the "Current Tenant Lease") that is scheduled to expire on November 30, 1999. Landlord is currently negotiating a termination agreement with the Current Tenant pursuant to which, among other things, the term of the Current Tenant Lease would be terminated as soon as possible. Landlord and Tenant agree that notwithstanding any provision of this Amendment to the contrary, all rights and obligations of each of Tenant and Landlord under this Amendment are subject to the fulfillment or satisfaction of each of the following conditions: (a) the execution and delivery by Landlord and Current Tenant of a mutually acceptable agreement pursuant to which the term of the Current Tenant Lease is terminated, and (b) the Current Tenant and all persons claiming any rights by or through the Current Tenant shall have vacated and surrendered the Additional Space to Landlord. Landlord shall give Tenant written notice of the fulfillment or satisfaction of such conditions within five (5) days after such fulfillment or satisfaction. The respective dates set forth in Sections 2, 3 and 4 of this Amendment were set based upon the assumption that the conditions set forth in this Section 5 would be fulfilled or satisfied by July 15, 1997; and if such conditions are not fulfilled or satisfied by that date, the respective dates set forth in Sections 2, 3 and 4 of this Amendment will have to be adjusted accordingly.

          6. Restatement of Certain Remedies. Paragraph 25(i) of the Lease is hereby amended and restated in their entirety as follows:

          "(i)     CONFESSION OF JUDGMENT FOR MONETARY AMOUNTS.

          (a) TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO ENFORCE PAYMENT OF ANY SUMS OWING HEREUNDER BY TENANT TO LANDLORD (AS RENT, ACCELERATED RENT OR OTHERWISE), WITH FIVE PERCENT (5%) ADDED THERETO AS ATTORNEY'S COLLECTION FEE, WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT FOR POSSESSION A WRIT OF EXECUTION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

                   IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF EXECUTION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.

                   THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME AS OFTEN AS OCCASION THEREFORE SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF

          THE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM OF THIS LEASE.

          (b) CONFESSION OF JUDGMENT FOR POSSESSION. TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO RECOVER POSSESSION OF THE PREMISES (IN EJECTMENT OR OTHERWISE), WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT FOR POSSESSION A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

                   IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF POSSESSION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.

                   THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME AS OFTEN AS OCCASION THEREFORE SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM OF THIS LEASE.

          (c) THIS PARAGRAPH 25(i) SETS FORTH WARRANTS OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR TENANT AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES UNCONDITIONALLY ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRE-JUDGMENT AND PRE-EXECUTION NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE.

                   TENANT SPECIFICALLY ACKNOWLEDGES THAT LANDLORD HAS RELIED ON THE WARRANTS OF ATTORNEY SET FORTH IN THIS PARAGRAPH 25(i) IN ENTERING INTO THIS LEASE WITH TENANT AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE.

          (d) SO LONG AS JUDGE, INC. IS TENANT UNDER THIS LEASE, LANDLORD AGREES NOT TO EXERCISE THE REMEDY UNDER THIS PARAGRAPH 25(i)."

          7. Restatement of Option to Renew. Article 47 of the Lease is hereby amended and restated in its entirety as follows:

          "47. Option to Extend Term. Tenant shall have the right and option, exercisable by giving Landlord prior written notice thereof on or before January 31, 2002, to extend the term of the Lease for one (1) extension term of five (5) years, commencing on November 1, 2002 and expiring on October 31, 2007, at an annual Base Rent (expressed as an annual amount per square foot of the total rentable square feet of the Premises as of the commencement date of the extension term) equal to the greater of (i) the current Fair Market Rent (defined below) as of the commencement date of the extension term, or (ii) the annual Base Rent (expressed as an annual amount per square foot of the total rentable square feet of the Premises) payable by Tenant to Landlord under the Lease during the 12 month period ending on October 31, 2002 , but otherwise upon the same terms, conditions and provisions contained in the Lease including, without limitation, the obligation of Tenant to pay additional rent under Article 5 of the Lease (except that there shall be no further right and option to extend), provided and upon the condition that at the time Tenant exercises its right and option to extend the term and immediately prior to the commencement date of the extension term, the Lease shall be in full force and effect and no event of default by Tenant of the type described in any of paragraphs 24(a) through (e) of the Lease shall have occurred and be continuing. The "Fair Market Rent" shall mean the annual base rent, per square foot (with a tenant to pay additional rent of the same types described in Article 5 of the Lease), for a lease term equivalent to the extension term, at which landlords are leasing comparable office space in buildings that are comparable to the Building and located in the Bala Cynwyd and Conshohocken markets (with appropriate adjustments to take account of variations in location, size and tenant fit-up costs undertaken by such landlords.)"

          8. Confirmation of Termination of Right of First Offer. Landlord and Tenant confirm that Tenant's right of first offer under Article 48 of the Lease was previously terminated and that Article 48 of the Lease has no further force or effect and is deleted from the Lease.

          9. Americans with Disabilities Act. In each case where the Lease requires Tenant to comply with all laws, statutes, ordinances, regulations, orders and requirements of all governmental authorities having jurisdiction over the Premises (or imposes a similar requirement), such requirement shall be deemed to include, without limitation, the Americans with Disabilities Act, 42 U.S.C. Section 1201 et seq., as amended, and any rules, regulations requirements and directives thereunder (collectively, the "ADA"). In particular, Tenant shall perform any alterations, additions or improvements pursuant to the Lease in compliance with the ADA.

          10. Restatement of Address for Notices to Landlord. The address for notices to Landlord under the Lease, as set forth in Article 31 of the Lease, is hereby amended and restated in its entirety as follows:

                   "To Landlord:     Bala Plaza, Inc.
                                     c/o GSIC Realty Corporation
                                     255 Shoreline Drive, Suite 600
                                     Redwood City, CA  94065
                                     Attention:  Bala Plaza Asset Manager

                   with a copy to:   Premisys Real Estate Services, Inc.
                                     One Bala Plaza, Suite 501
                                     Bala Cynwyd, PA  19004
                                     Attention:  Property Manager


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


                   and a copy to:    Tower Realty Management Corporation
                                     120 Gibraltar Road - Suite 210
                                     Horsham, PA  19044
                                     Attention:  General Manager"

          11. Brokers. Tenant represents and warrants that Tenant has not dealt with any broker, agent, finder or other person in connection with the negotiation for or the obtaining of this Amendment, and that no broker, agent, finder or other person brought about the transaction contemplated by this Lease, other than Premisys Real Estate Services, Inc. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, lawsuits, liabilities, damages and costs, including attorneys' fees, incurred by Landlord by reason of any breach of the foregoing warranty. Landlord shall pay Premisys Real Estate Services, Inc. its commission earned in connection with this Amendment pursuant to a separate agreement. Landlord shall indemnify, defend and hold Tenant harmless from any claim of any other broker, agent, finder or other person with whom Landlord may have dealt in connection with this Amendment.

          12. Ratification of Lease. Except as specifically modified by this Amendment, all of the provisions of the Lease are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect, including, without limitation, all remedies reserved to Landlord, with which remedies Tenant hereby acknowledges complete familiarity, and which remedies are incorporated herein by reference as though set forth in their entirety.

          13. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns.

          14. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, this CONFIRMATION OF ADDITIONAL SPACE COMMENCEMENT DATE has been executed as of the day and year first above written.

                                         BALA PLAZA, INC.

                                         By:      /s/ Joe Gold
                                                  ------------------------------
                                                  Name:  Joe Gold
                                                  Its:  Authorized Signatory


(Corporate Seal)                         Attest:  /s/ Guy Tcheau
                                                  ------------------------------
                                                  Name:  Guy Tcheau
                                                  Its:  Authorized Signatory

                                         JUDGE, INC.

                                         By:      /s/ Martin E. Judge, Jr.
                                                  ------------------------------
                                                  Name:  Martin E. Judge, Jr.
                                                  Title:


(Corporate Seal)                         Attest:  M. Chatschaturjian
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT B

               CONFIRMATION OF ADDITIONAL SPACE COMMENCEMENT DATE

         THIS CONFIRMATION OF ADDITIONAL SPACE COMMENCEMENT DATE is made as of the _____ day of _________, 1997, between BALA PLAZA, INC., a Delaware corporation ("Landlord") and THE JUDGE GROUP, INC. ("Tenant").

                                   WITNESSETH

          WHEREAS, Landlord and Tenant entered into a Sixth Amendment to Lease, dated as of _______________, 1997 ("Sixth Amendment") (capitalized terms used but not defined herein shall have the meanings assigned to them in the Sixth Amendment);

          WHEREAS, the Sixth Amendment provides that Landlord and Tenant shall execute a confirmation of the actual Additional Space Commencement Date when such date has been determined in accordance with the provisions of the Sixth Amendment;

          NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree that the Additional Space Commencement Date occurred on ______________________, 1997.

          Tenant acknowledges that: (i) it is in possession of the Premises, including the Additional Space; (ii) the Lease (as amended by through and including the Sixth Amendment) is in full force and effect; (iii) Landlord is not in default under the Lease; and (iv) the Additional Space is accepted by Tenant as having been completed in accordance with the provisions of the Sixth Amendment.

          IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                            BALA PLAZA, INC.

                                            By:_______________________________
                                                     Name:
                                                     Its:  Authorized Signatory


(Corporate Seal)                            Attest:___________________________
                                                     Name:
                                                     Its:  Authorized Signatory

                                            JUDGE, INC.

                                            By:_______________________________
                                                     Name:
                                                     Title:


(Corporate Seal)                            Attest:___________________________
                                                     Name:
                                                     Title:


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